Exhibit 99.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss.1350 (as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Chief Financial Officer of National Presto Industries, Inc. (the "Company"), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 29, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 13, 2002                            /S/ M.J. Cohen
                                                   -------------------------
                                                   M. J. Cohen,
                                                   Chief Executive Officer